SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                      FORM 8-K
                                   AMENDMENT NO. 2

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported):  March 21, 1995


                              Cayman Resources Corporation
               (Exact name of registrant as specified in its charter)


 Oklahoma                           0-13337               73-1129531
(State of                  (Commission File No.)          I.R.S.Employer
Incorporation)                                           Identification No.)


601 South Boulder, Ste 500, Tulsa, Oklahoma
74119-1323
(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: 918-587-4470


                                       Not Applicable

           (Former name or former address, if changed since last report.)

                     Page 1 of 10 consecutively numbered pages.

Item 4.       Changes in Registrant's Certifying Accountant.

1. On March 21, 1995, the Registrant dismissed its auditors, Arthur Andersen and Co. S.C. (AA) although AA was previously considering to decline to stand for re-election. AA's report on the Registrant's financial statements during the two most recent fiscal years reported upon did contain a disclaimer of opinion. This disclaimer was initially filed with the Securities and Exchange Commission on Form 10-KSB on September 2, 1994, and again filed with the Securities and Exchange Commission on Form 8-K on November 4, 1994. A copy of AA's disclaimer opinion is attached hereto as Exhibit 1.

       Furthermore, during the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Registrant and AA on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. No consultations were held with AA during any interim periods subsequent to AA report.

       Furthermore, none of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to the Registrant within the last two fiscal years and the subsequent interim period to the date hereof.
2. Effective March 21, 1995, the registrant engaged Hammert, Bolka & Mikysa (HB&M) as its principal accountants. HB&M and the Registrant have agreed that HB&M is to perform an audit of the Registrant's financial statements for the period ending December 31, 1994. This change in auditors was agreed to after careful consideration by the Registrant's management and Board of Directors. During the last two fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult HB&M regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.





Item 7.       Financial Statements and Exhibits.

1. Disclaimer Opinion Letter from Arthur Andersen & Co., S.C. dated August 30, 1994, and filed September 2, 1994 with the Securities and Exchange Commission as incorporated in the Registrant's annual report of Form 10-KSB for the year ending December 31, 1993.

2.     Notification letter from Arthur Andersen & Co., S.C. dated March 20,
1995.

3. Letter Agreement between Cayman Resources Corporation and Hammert, Bolka & Mikysa dated March 16, 1995, and executed by the registrant on March 21, 1995.

4.     Confirmation Letter to the SEC from Arthur Andersen & Co., S.C.

                      Page 2 of 10 consecutively numbered pages

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                                 Cayman Resources Corporation



DATED:  May 22, 1995                      By:
                                                 David M. Whitney, President and
                                                 Chief Executive Officer

                     Page 3 of 10 consecutively numbered pages.

INDEX TO EXHIBITS

   SEC
Exhibit No.                 Description of Exhibits                         Page

1                           Disclaimer Opinion Letter
                            of Arthur Andersen & Co., S.C.                    5

2                           Decline letter
                            from Arthur Andersen & Co., S.C.                  8

3                           Letter Agreement between
                            Cayman Resources Corporation
                            and Hammert, Bolka & Mikysa                       9

4                           Confirmation Letter from Arthur Andersen         10
                            & Co., S.C. re: Change in Auditors
                            Dated May 23, 1995


                     Page 4 of 10 consecutively numbered pages.

EXHIBIT 1 TO FORM 8-K

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
Cayman Resources Corporation:

We have audited the accompanying consolidated balance sheet of Cayman Resources Corporation (an Oklahoma corporation) and subsidiaries as of December 31, 1993, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1993. These financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to report on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our report.

As discussed in Note 1 to the Consolidated Financial Statements, the Company has historically incurred net losses from operations and had a working capital deficit of $2,826,130 as of December 31, 1993. The Company began refinery operations in early 1994 after extensive renovation and clean up expenditures. To successfully operate the refinery in the future will require a substantial amount of funds, which the Company will likely be required to obtain from external financing sources. At this time, the Company does not have such financing available and it is not possible to determine whether such funds can be obtained by the Company. Additionally, the Company has no control over the margins between the cost of the products produced and the price it will receive for refined products, which are determined by the market place. Without adequate demand for the solvents and products produced by the refinery, the Company will not be able to conduct successful refinery operations. Management's plan in regard to these matters is described in Note 1. It is not possible to predict the ultimate outcome of these matters. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Because of the significance of the matters discussed in the preceding paragraph, we are unable to express, and we do not express, an opinion on the consolidated financial statements referred to above.

Our audits were made for the purpose of reporting on the basic consolidated financial statements taken as a whole. The schedules listed in the index to the consolidated financial statements are presented for purposes of complying with the Securities and Exchange Commission's rules and are not part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements. Because of the significance of the matters discussed in the second preceding paragraph, we are unable to express, and we do not express, an opinion on these schedules.

                                                              /s/
                                                       ARTHUR ANDERSEN & CO.

Oklahoma City, Oklahoma
August 30, 1994

                     Page 5 of 10 consecutively numbered pages.

EXHIBIT 2 TO FORM 8-K

                             ARTHUR ANDERSEN & CO., S.C.
                                     Suite 1200
                                     20 Broadway
                            Oklahoma City, OK  73102-8286
                                   (405) 236-1491

March 20, 1995

Mr. David Whitney
President
Cayman Resources Corporation
Petroleum Building, Ste 500
Tulsa, Oklahoma  74119

Dear Mr. Whitney:

This is to confirm that the client-auditor relationship between Cayman Resources Corporation (Commission File Number 0-13337) and Arthur Andersen LLP has ceased.

Very truly yours,

/s/

ARTHUR ANDERSEN LLP

Copy to:      Chief Accountant
              Securities and Exchange Commission

                     Page 6 of 10 consecutively numbered pages.

EXHIBIT 3 TO FORM 8-K

                               HAMMERT BOLKA & MIKYSA
                            3030 NW Expressway, Suite 502
                              Oklahoma City, OK  73112
                                   (405) 948-7284
                                 Fax (405) 948-7324


                                   March 16, 1995


Mr. David M. Whitney, President
Cayman Resources Corporation
601 South Boulder, Ste 500
Tulsa, Oklahoma  74119-1323

Dear Mr. Whitney:

In accordance with our conversation today, we are pleased to confirm our understanding of the services we are to provide for Cayman Resources Corporation (Company) for the year ended December 31, 1994.

We will audit the balance sheet of the Company as of December 31, 1994, and the related statements of income, retained earnings, and cash flows for year then ended as well as the required schedules to be included in the Form 10K filing with the SEC.

Our audit will be conducted in accordance with generally accepted auditing standards and will include tests of your accounting records and other procedures we consider necessary to enable us to express an opinion regarding your financial statements and related schedules. Our work probably will determine that we will be unable to render an opinion as to the fairness of the financial position of the Company because of uncertainties relating to operating losses of the Company and its ability to operate its refinery of a profitable basis in the future. We will not issue a report as a result of this engagement unless we have an agreement of all parties involved when our work is completed.

Our procedures will include tests of documentary evidence supporting the transactions recorded in the accounts, tests of the physical existence of inventories, and direct confirmation of cash and note holders by correspondence with selected creditors and banks. We will request written representations from your attorney as part of the engagement, and they may bill you for responding to this inquiry. At the conclusion of our audit, we will also request certain written representations from you about the financial statements and related matters.

                     Page 7 of 10 consecutively numbered pages.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements; therefore, our audit will involve judgment about the number of transactions to be examined and the areas to be tested. Also, we will plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. However, because of the concept of reasonable assurance and because we will not perform a detailed examination of all transactions, there is a risk that material errors, irregularities, or illegal acts, including fraud or defalcations, may exist and not be detected by us. We will advise you, however, of any matters of that nature that come to our attention. Our responsibility as auditors is limited to the period covered by our audit and does not extend to any later periods for which we are not engaged as auditors.

We understand that you will provide us with the basic information required for our audit and that you are responsible for the accuracy and completeness of that information. Arthur Andersen & Co., the former Company auditors, will be contacted and requested to allow us to examine their audit work-papers for prior years' work performed by them. We will advise you about appropriate accounting principles and their application and will assist in the preparation of your financial statements, but the responsibility for the financial statements remains with you. This responsibility includes the maintenance of adequate records and a related internal control structure, the selection and application of accounting principles, and the safeguarding of assets.

Our audit is not specifically designed and cannot be relied on to disclose reportable conditions, that is, significant deficiencies in the design or operation of the internal control structure. However, during the audit, if we become aware of such reportable conditions or ways that we believe management practices can be improved, we will communicate them to you in a separate letter.

Our fees for these services will be based on the actual time spent at our hourly rates discussed with you today of $90 for partners, $60 for in-charge field personnel and $50 for assistants, plus travel and other out-of-pocket costs. As we discussed today, we request a beginning fee advance of $4,000 and when our charges reach this advance, we will bill additional charges as our work progresses and request prompt payment when billings are made.

We appreciate the opportunity to be of service to you and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let us know. If you agree with the terms of our engagement as described in this letter, please sign


                     Page 8 of 10 consecutively numbered pages.

the enclosed copy and return to us, and this letter will continue in effect until canceled by either party.

Very truly yours,

HAMMERT BOLKA & MIKYSA



By:             /s/
              Ed Bolka



This letter correctly sets forth the understanding of Cayman Resources Corporation.



By:                /s/                                      3-21-95
       David M. Whitney, President                     Date

                     Page 9 of 10 consecutively numbered pages.

EXHIBIT 4 TO FORM 8-K


                             ARTHUR ANDERSEN & CO., S.C.
                                     Suite 1200
                                     20 Broadway
                            Oklahoma City, OK  73102-8286
                                   (405) 236-1491



Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir:

We have read Item 4 included in amendment 2 to Form 8-K dated May 22, 1995 of Cayman Resources Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein as they relate to our firm.

Very truly yours,


      /s/
By
   Robert O. Lorenz

AK

                     Page 10 of 10 consecutively numbered pages